UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 21, 2004
                Date of Report (Date of earliest event reported)

                                  SUNOPTA INC.
             (Exact name of registrant as specified in its charter)

       CANADA                     0-9989                    Not Applicable
 (Jurisdiction of          (Commission File No.)      (IRS Employer I.D. Number)
  Incorporation)

                             2838 Bovaird Drive West
                         Norval, Ontario L0P 1K0, Canada
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
              (Registrant's telephone number, including area code)

Item 8.01.  Other Events

            SunOpta Inc.'s wholly-owned subsidiary Opta Minerals Inc. issued a press release on October 21, 2004. A copy is attached as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibit No.       Description
            -----------       -----------

            99 Press Release dated October 21, 2004 entitled Opta Minerals Inc. Files Preliminary Prospectus for Initial Public Offering of Common Shares in Canada

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2004                                    SUNOPTA INC.


                                                    By: /s/ Jeremy N. Kendall
                                                       -------------------------
                                                            Jeremy N. Kendall
                                                            Chairman & CEO

                                  EXHIBIT INDEX

            Exhibit No.       Description
            -----------       -----------

            99 Press Release dated October 21, 2004 entitled Opta Minerals Inc. Files Preliminary Prospectus for Initial Public Offering of Common Shares in Canada